                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement      [_] Confidential, for Use of the
                                     Commission Only     (as Permitted by Rule
                                     14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                 Be Free, Inc.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)Title of each class of securities to which transaction applies:

  (2)Aggregate number of securities to which transaction applies:

  (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)Proposed maximum aggregate value of transaction:

  (5)Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)Amount Previously Paid:

  (2)Form, Schedule or Registration Statement No.:

  (3)Filing Party:

  (4)Date Filed:

                            [LOGO OF BE FREE, INC.]

                                                                   April 9, 2001

Dear Be Free, Inc. Stockholder:

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Meeting") of Be Free, Inc., which will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th floor, Boston, Massachusetts 02109, on Thursday, May 24, 2001, at 10:00 a.m. local time. I look forward to greeting as many of our stockholders as possible.

   Details of the business to be conducted at the Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

   Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed envelope so that your shares will be represented at the Meeting. Alternatively, you may also vote your shares over the Internet. Please refer to the enclosed proxy card for detailed instructions. If you so desire, you may withdraw your proxy and vote in person at the Meeting.

   We look forward to meeting those of you who will be able to attend the Meeting.

                                         Sincerely,
                                         /s/ Gordon B. Hoffstein
                                         Gordon B. Hoffstein
                                         Chairman of the Board, President and
                                           Chief Executive Officer

                                 BE FREE, INC.
                             154 CRANE MEADOW ROAD
                        MARLBOROUGH, MASSACHUSETTS 01752

                               ----------------

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

                               ----------------

To the Stockholders of Be Free, Inc.:

   NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Be Free, Inc., a Delaware corporation (the "Company"), will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th floor, Boston, Massachusetts 02109, on Thursday, May 24, 2001, at 10:00 a.m. local time, for the following purposes:

  1. To elect two Class II Directors.

  2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

  3. To transact such other business, if any, as may properly come before the Meeting or any adjournments thereof.

   The Board of Directors has no knowledge of any other business to be transacted at the Meeting. Only stockholders of record at the close of business on Monday, March 26, 2001 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof. A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement. All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors

                                          /s/ Stephen M. Joseph
                                          Stephen M. Joseph, Secretary

Marlborough, Massachusetts
April 9, 2001

   Whether or not you expect to attend the Meeting, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. No postage is required if mailed in the United States. You may also vote over the Internet using the instructions on the enclosed proxy card. Any stockholder attending the Meeting may vote in person even if that stockholder has returned a proxy.


-------------------------------------------------------------------------------
 YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND
 COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED
 RETURN ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN
 THE UNITED STATES. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET BY
 FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
-------------------------------------------------------------------------------

                                 BE FREE, INC.
                             154 CRANE MEADOW ROAD
                        MARLBOROUGH, MASSACHUSETTS 01752

                               ----------------

                                PROXY STATEMENT
                  For the 2001 Annual Meeting of Stockholders
                           To Be Held on May 24, 2001

                               ----------------

General

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Be Free, Inc., a Delaware corporation (the "Company"), for use at the Company's 2001 Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Hale and Dorr LLP, 60 State Street, 26th floor, Boston, Massachusetts 02109, on Thursday, May 24, 2001, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders for the year ended December 31, 2000 are being mailed to stockholders on or about April 11, 2001. The Company's principal executive offices are located at 154 Crane Meadow Road, Marlborough, Massachusetts 01752 and its telephone number is (508) 480-4000.

   All share numbers and share prices provided in this Proxy Statement have been adjusted to reflect all stock splits effected prior to the date hereof.

Solicitation

   The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. In addition to original solicitation of proxies by mail, the Company's directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

Record Date, Voting Rights and Outstanding Shares

   The Board of Directors (the "Board") has fixed March 26, 2001 as the record date for determining holders of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), who are entitled to vote at the Meeting. As of March 26, 2001, the Company had 66,789,548 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

   The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors.

   Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting for the election of directors, which requires the affirmative vote of a plurality of the votes cast or shares voting on the matter. In addition, abstentions and broker non-votes will have no effect on the voting on the remaining matters to be voted on at the Meeting, each of which requires the affirmative vote of a majority of the votes cast or shares voting on the matter.

   Stockholders may vote by any one of the following means:

  . by mail;

  . over the Internet; or

  . in person, at the Meeting.

   To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed self-addressed envelope. No postage is necessary if the proxy card is mailed in the United States. Instructions for voting over the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

Revocability of Proxy and Voting of Shares

   Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 154 Crane Meadow Road, Marlborough, Massachusetts 01752, an instrument of revocation or a duly executed proxy bearing a later date. A proxy submitted over the Internet may be revoked and a new proxy may be substituted in its place in accordance with the instructions set forth on the Internet voting website. Any proxy may also be revoked by attending the Meeting and voting in person. If not revoked, the proxy will be voted at the Meeting in accordance with the stockholder's instructions indicated on the proxy card or, if submitted over the Internet, as indicated on such submission. If no instructions are indicated, the shares represented by the proxy will be voted:

  . FOR the election of the two Class II Director nominees named herein;

  . FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year; and

  . In accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Meeting or any adjournments thereof.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of March 31, 2001 by:

  . each person we know to own beneficially more than 5% of our Common Stock;

  . each of our directors;

  . the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers on December 31, 2000 (the "Named Executive Officers"); and

  . all directors and executive officers as a group.

   Unless otherwise indicated, each person named in the table has sole voting power and investment power, or shares this power with his or her spouse, with respect to all shares of capital stock listed as owned by such person. The address of each of our executive officers and directors is c/o Be Free, Inc., 154 Crane Meadow Road, Marlborough, Massachusetts 01752.

   The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission (the "SEC"). The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 31, 2001 through the exercise of any stock option or other right. The fact that we have included these shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of the shares.

                                                           Amount and Nature of
                                                           Beneficial Ownership
                                                           ---------------------
                                                           Number of  Percent of
Name and Address of Beneficial Owner                         Shares     Class
------------------------------------                       ---------- ----------
Five Percent Stockholders:
Charles River Ventures(1).................................  3,708,880    5.55%
Matrix Partners(2)........................................  5,482,094    8.21

Directors and Named Executive Officers:
Thomas A. Gerace..........................................  3,346,590    4.97
Samuel P. Gerace, Jr......................................  2,818,177    4.18
Gordon B. Hoffstein(3)....................................  3,620,639    5.38
Ted R. Dintersmith(4).....................................    187,274       *
W. Michael Humphreys(5)...................................  5,586,989    8.37
Jeffrey F. Rayport(6).....................................    133,610       *
Kathleen L. Biro(7).......................................     53,333       *
W. Blair Heavey(8)........................................    435,987       *
Steven D. Pike (9)........................................     87,845       *
All directors and executive officers as a group
 (10 persons)(10)......................................... 16,840,038   25.10

--------
*   Less than 1%
(1) Charles River Partnership VIII, L.P. has advised us that it owns 7,708,880 shares. Charles River VIII GP, L.P. is the general partner of Charles River Partnership VIII, L.P., and Ted R. Dintersmith is a general partner of Charles River VIII GP, L.P. Charles River VIII GP, L.P. disclaims beneficial ownership of shares owned by Charles River Partnership VIII, L.P. in which it does not have a pecuniary interest. The address of Charles River VIII GP, L.P. is 1000 Winter Street, Suite 3300, Waltham, MA 02451.
(2) Matrix Partners V, L.P. has advised us that it owns 4,931,718 shares and that Matrix V Entrepreneurs' Fund IV, LP owns 550,376 shares. Matrix V Management Co., LLC is a general partner of Matrix Partners V, L.P. and Matrix V Entrepreneurs' Fund IV, LP. Mr. Humphreys is a general partner of Matrix V Management Co., LLC. The address of Matrix V Management Co., LLC is 1000 Winter Street, Suite 4500, Waltham, MA 02451.

(3) Excludes 63,217 shares held by the Hoffstein Family Trust for the benefit of Mr. Hoffstein's children. Mr. Hoffstein disclaims any beneficial ownership of the shares held by the trust.
(4) Mr. Dintersmith, a member of the board of directors, is a general partner of Charles River VIII GP, L.P., the general partner of Charles River Partnership VIII, L.P. Excludes 3,708,880 shares owned by Charles River Partnership VIII, L.P. and 108,372 shares owned by the Dintersmith Family Limited Partnership. Mr. Dintersmith disclaims any beneficial ownership of the shares held by Charles River Partnership VIII, L.P. and the Dintersmith Family Limited Partnership except to the extent of his pecuniary interest therein.
(5) Mr. Humphreys, a member of the board of directors, is a general partner of Matrix V Management Co., LLC, the general partner of both Matrix Partners V, L.P. and Matrix V Entrepreneurs' Fund and may be deemed to have beneficial ownership of 5,482,094 shares held by such entities. Mr. Humphreys has shared voting and investment power over these shares and disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in the shares.
(6) Includes 7,812 shares issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 31, 2001.
(7) Consists of 53,333 shares issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 31, 2001.
(8) Includes 149,583 shares issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 31, 2001.
(9) Includes 86,458 shares issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 31, 2001.
(10) Includes 297,186 shares issuable upon the exercise of options granted under the 1998 Stock Incentive Plan that are currently exercisable or exercisable within 60 days after March 31, 2001.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

   The current Board is divided into three classes. A class of directors is elected each year for a three-year term. The current term of the Company's Class II Directors will expire at the Meeting. The nominees for Class II Director are Ted R. Dintersmith and Jeffrey F. Rayport, each of whom currently serves as a Class II Director of the Company and is available for re-election as a Class II Director. The Class II Directors elected at this Meeting will serve for a term of three years which will expire at the Company's 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. The persons named as proxies will vote for Ted R. Dintersmith and Jeffrey F. Rayport for election to the Board as Class II Directors unless the proxy card is marked otherwise.

   Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the persons named as proxies may vote the proxy for a substitute nominee. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

The Board of Directors recommends that the stockholders vote FOR the Nominees listed below.

   Biographical and certain other information concerning the directors of the Company, including those who are nominees for re-election, is set forth below:

Class II Nominees for Election for a Three-Year Term Expiring at the 2004 Annual Meeting

   Ted R. Dintersmith, age 48. Ted R. Dintersmith has been a director since August 1998. Since February 1996, he has been a General Partner of Charles River Partnership VIII, a private venture capital firm. Mr. Dintersmith also serves as a director of NetGenesis Corporation. Mr. Dintersmith holds a B.A. degree in Physics and English from the College of William and Mary and a Ph.D. in Engineering from Stanford University.

   Jeffrey F. Rayport, age 41. Jeffrey F. Rayport has been a director since December 1998. Dr. Rayport currently works at Monitor Company, a management consulting firm, as the founder and executive director of Monitor Marketspace Center, an e-commerce research and media unit established in 1998. From 1991-2000, he was a faculty member at Harvard Business School in the Service Management Unit. He currently serves as a director of Global Sports, Inc. and Agency.com, Ltd. Dr. Rayport earned an A.B., A.M. and Ph.D. from Harvard University and an M. Phil. from the University of Cambridge (U.K.).

Class III Directors Continuing in Office until the 2002 Annual Meeting

   Gordon B. Hoffstein, age 48. Gordon B. Hoffstein has been our Chief Executive Officer and a director since August 1998, and was elected Chairman of the Board of Directors in January 2000. From October 1991 to April 1997, he was a co-founder and the Chief Executive Officer of PCs Compleat, Inc., a direct marketer of PCs and related products now known as CompUSA Direct. He currently serves as a director of various private companies. Mr. Hoffstein earned a B.S. from the University of Massachusetts and an M.B.A. from Babson College.

   Samuel P. Gerace, Jr., age 37. Samuel P. Gerace, Jr. has been our Executive Vice President, Chief Technology Officer and a director since August 1998. He was a founder of and has been involved in managing our business since the inception of one of our affiliated companies in September 1985. Mr. Gerace holds an A.B. from Harvard College. Samuel P. Gerace, Jr. is the brother of Thomas A. Gerace.

Class I Directors Continuing in Office until the 2003 Annual Meeting

   W. Michael Humphreys, age 49. W. Michael Humphreys has been a director since August 1998. Mr. Humphreys has been a partner of Matrix Partners, a private venture capital firm, since 1979. He received a B.S. from the University of Oregon and an M.B.A. from Harvard Business School.

   Kathleen L. Biro, age 48. Kathleen L. Biro has been a director since January 2000. Since 1991, Ms. Biro has been employed by Digitas Inc., an Internet professional services firm, in a variety of capacities, including since December 1999 as its President and a director and as Vice Chairman since April 1999. Ms. Biro co-founded Strategic Interactive Group, an interactive advertising firm and predecessor to Digitas, and served as its Chief Executive Officer from its founding in April 1995 to December 1999. Ms. Biro also serves as a director of NetGenesis Corp. She holds a B.S. and an M.S. in Educational Administration from New York University and an M.B.A. in Marketing and Finance from the Columbia University Graduate School of Business.

Board and Committee Meetings

   During the fiscal year ended December 31, 2000 ("fiscal 2000"), the Board of Directors held seven meetings (including by telephone conference). All directors, except Mr. Rayport and Ms. Biro, attended at least 75% of the meetings of the Board and of the committees on which they served during fiscal 2000.

   The Board of Directors has an Audit Committee and a Compensation Committee. From time to time during 2000, the Board created various ad hoc committees for special purposes.

   Audit Committee. The Audit Committee currently consists of Messrs. Dintersmith and Rayport and Ms. Biro, none of whom is an employee or consultant of the Company. The Audit Committee reviews the professional services provided by the Company's independent auditors, the independence of such auditors from the Company's management and the Company's annual financial statements and system of internal accounting controls. The Audit Committee also reviews such other matters with respect to the Company's accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Audit Committee was created in September 1999 and held four meetings in 2000.

   Compensation Committee. The Compensation Committee currently consists of Messrs. Dintersmith and Humphreys, neither of whom is an employee or consultant of the Company. The Compensation Committee reviews executive salaries, administers the Company's bonus, incentive compensation and stock plans, and approves the salaries and other benefits of the executive officers of the Company. In addition, the Compensation Committee consults with the Company's management regarding the Company's benefit plans and compensation policies and practices. The Compensation Committee was created in September 1999 and held two meetings in 2000.

Audit Committee Report

   The Audit Committee of the Company's Board of Directors is composed of three members and acts under a written charter first adopted and approved on April 20, 2000. A copy of this charter is attached to this proxy statement as Appendix I. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market. The Audit Committee held four meetings during the fiscal year ended December 31, 2000.

   The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company's independent auditors.

   The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditor's provision of other, non-audit related services to the Company is compatible with maintaining such aduitor's independence. The fees for the year ended December 31, 2000 were as follows:

Audit Fees

   PricewaterhouseCoopers LLP billed the Company an aggregate of $168,175 in fees for professional services rendered in connection with the audit of the Company's financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

   During the fiscal year ended December 31, 2000, PricewaterhouseCoopers LLP did not perform or receive any fees for any professional services for the Company and its affiliates in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

   PricewaterhouseCoopers LLP billed the Company an aggregate of $312,913 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000.

   Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

   By the Audit Committee of the Board of Directors of Be Free, Inc.

                                          AUDIT COMMITTEE

                                          Ted R. Dintersmith
                                          Jeffrey F. Rayport
                                          Kathleen L. Biro

      COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Director Compensation

   We have no present plans to pay cash compensation to directors but intend to reimburse directors for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or committees of the Board. In December 1998, we granted Mr. Rayport an option under the 1998 Stock Incentive Plan (the "Stock Incentive Plan") to purchase 75,000 shares of Common Stock at $0.15 per share that vests over four years and a fully vested option to purchase 75,000 shares of Common Stock at $1.10 per share. In January 2000, we granted Ms. Biro an option under the Stock Incentive Plan to purchase 160,000 shares of Common Stock at $34.00 per share that vests over three years. In addition, we may issue additional options to directors under the Stock Incentive Plan, which options would vest and become exercisable over time.

Executive Compensation

   The following table sets forth certain information concerning compensation earned by each of the Named Executive Officers for the fiscal years ended December 31, 1998, 1999 and 2000. In accordance with the rules of the SEC, the compensation set forth in the table below does not include medical, group life, or other benefits which are available to all of our salaried employees, and perquisites and other benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table. In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.

                           Summary Compensation Table

                                             Annual             Long Term
                                          Compensation        Compensation
                                        ----------------- ---------------------
                                                          Restricted Securities
                                                            Stock    Underlying
Name of Executive                  Year  Salary   Bonus     Awards    Options
-----------------                  ---- -------- -------- ---------- ----------
Gordon B. Hoffstein(1)............ 2000 $262,500 $ 82,083         --  200,000
 President, Chief Executive Office 1999  165,000   63,397         --       --
 and Chairman of the Board of      1998   49,574   16,859 $1,083,495       --
  Directors

Samuel P. Gerace, Jr.............. 2000 $124,800 $ 94,750         --  200,000
 Executive Vice President and      1999  115,000   18,126         --       --
 Chief Technology Officer......... 1998   19,906       --         --       --

Thomas A. Gerace.................. 2000 $124,800 $ 94,750         --  200,000
 Executive Vice President and      1999  115,000   23,914         --       --
 Chief Marketing Officer           1998   77,823       --         --       --

W. Blair Heavey(2)................ 2000 $135,000 $223,372         --  175,000
 Executive Vice President, Sales   1999  135,000  163,992         --       --
                                   1998   26,380       -- $  116,666  285,806

Steven D. Pike.................... 2000 $115,995 $ 96,000         --  105,000
 Vice President, Client Services   1999   84,564       --         --  250,000
                                   1998       --       --         --       --

--------
(1) On November 2, 1998, Mr. Hoffstein purchased 3,095,700 restricted shares of Common Stock at a purchase price of $0.15 per share. These shares vest over a period of 48 months, with 25% vesting after 12 months from the date of grant and an additional 2.0833% at the end of each month thereafter until all shares are fully vested. As of December 31, 2000, an aggregate of 1,483,357 of these shares, with a fair market value of $3,244,843, were still subject to restrictions.

(2) On November 2, 1998, Mr. Heavey purchased 333,332 restricted shares of Common Stock at a purchase price of $0.15 per share. These shares vest over a period of 48 months, with 25% vesting after 12 months from the date of grant and an additional 2.0833% at the end of each month thereafter until all shares are fully vested. As of December 31, 2000, an aggregate of 159,722 of these shares, with a fair market value of $349,392, were still subject to restrictions.

Option Grants in Fiscal Year 2000

   The following table sets forth certain information relating to each grant of stock options pursuant to the Stock Option Plan during the fiscal year ended December 31, 2000 to each of the Named Executive Officers. No stock appreciation rights were granted during such fiscal year.


                       Option Grants In Last Fiscal Year

                                      Individual Grants                    Potential
                         -------------------------------------------- Realizable Value at
                         Number of   Percent of                         Assumed Annual
                         Securities Total Options                       Rates of Stock
                         Underlying  Granted to   Exercise            Price Appreciation
                          Options   Employees in   Price              for Option Term(3)
                          Granted     Fiscal Year  ($/sh)  Expiration -------------------
                            (#)         2000(1)     (2)       Date     5% ($)   10% ($)
                         ---------- ------------- -------- ---------- -------- ----------
Gordon B. Hoffstein.....  150,000       3.51%      $9.13   06/01/2010 $860,800 $2,181,435
                           50,000       1.17        4.25   08/14/2010  133,640    338,670

Samuel P. Gerace, Jr....  150,000       3.51        9.13   06/01/2010  860,800  2,181,435
                           50,000       1.17        4.25   08/14/2010  133,640    338,670

Thomas A. Gerace........  150,000       3.51        9.13   06/01/2010  860,800  2,181,435
                           50,000       1.17        4.25   08/14/2010  133,640    338,670

W. Blair Heavey.........  125,000       2.92        9.13   06/01/2010  717,333  1,817,862
                           50,000       1.17        4.25   08/14/2010  133,640    338,670

Steven D. Pike..........   65,000       1.52        9.13   06/01/2010  373,013    945,288
                           40,000       0.94        4.25   08/14/2010  106,912    270,936

--------
(1) Based on options to purchase an aggregate of 4,276,558 shares granted to our officers and employees under the 1998 Stock Incentive Plan during the fiscal year ended December 31, 2000. In connection with our acquisition of TriVida Corporation, we also assumed 566,592 options granted pursuant to the the TriVida Corporation 1998 Equity Incentive Plan. If these options were included in the total number of options granted to employees in fiscal 2000, the option grants listed above would represent the following percentages of the total options granted: 150,000 shares (3.10%); 125,000 shares (2.58%); 65,000 shares (1.34%), 50,000 shares (1.03%) and 40,000 shares (0.83%).
(2) The exercise price per share of each option was determined to be equal to the fair market value per share of the underlying stock on the date of grant.
(3) The potential realizable value is calculated based on the term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

2000 Aggregated Option Exercises and Fiscal Year-End Option Values

   The following table sets forth certain information regarding options exercised and the number and value of securities underlying unexercised options that were held by the Named Executive Officers as of December 31, 2000.

                Aggregated Option Exercises In Last Fiscal Year
                       and Fiscal Year-end Option Values

                                                Number of Securities
                                               Underlying Unexercised   Value of Unexercised In-
                                                     Options at           the-Money Options at
                           Shares                 December 31, 2000         December 31, 2000(1)
                          Acquired    Value   ------------------------- -------------------------
                         on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
                         ----------- -------- ----------- ------------- ----------- -------------
Gordon B. Hoffstein.....      --          --        --           --           --           --
Samuel P. Gerace, Jr....      --          --        --           --           --           --
Thomas A. Gerace........      --          --        --           --           --           --
W. Blair Heavey.........   35,000    $544,750   119,811      305,995     $244,115     $623,465
Steven D. Pike..........   43,750     483,438    60,416      250,834       74,765      310,407

--------
(1) On December 29, 2000, the last sale price reported on the Nasdaq National Market for our Common Stock was $2.1875 per share.

Compensation Committee Report

   The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

   The Company's executive compensation program is administered by the Compensation Committee. The Compensation Committee, which is comprised of two outside directors, establishes and administers the Company's executive compensation plans and policies and administers the Company's stock option and other equity-related employee compensation plans. The Compensation Committee considers internal and external information, including outside survey data, in determining certain executive officers' compensation.

Compensation Philosophy

   The Company's compensation policies for executive officers are based on the belief that the interests of executives should be closely aligned with those of the Company's stockholders. The compensation policies are designed to achieve the following objectives:

  . Offer compensation opportunities that attract highly qualified executives, reward outstanding initiative and achievement, and retain the leadership and skills necessary to build long-term stockholder value.

  . Maintain a significant portion of executives' total compensation at risk, tied to both the annual and long-term financial performance of the Company and the creation of stockholder value.

  . Further the Company's short and long-term strategic goals and values by aligning compensation with business objectives and individual performance.

Compensation Program

   The Company's executive compensation program has three major integrated components, base salary, annual incentive awards and long term incentives.

   Base Salary. Base salary levels for executive officers are determined annually by reviewing the pay practices of Internet companies of similar size and market capitalization, the skills, performance level, and contribution to the business of individual executives, and the needs of the Company. Overall, the Company believes that base salaries for its executive officers are competitive with median base salary levels for similar positions in comparable Internet companies.

   Annual Incentive Awards. The Company's executive officers are eligible to receive annual cash bonus awards designed to motivate executives to attain short-term and longer-term corporate and individual management goals. The Compensation Committee establishes the annual incentive opportunity for each executive officer in relation to his or her base salary. Awards under this program are based on the attainment of specific company performance measures and by the achievement of specified individual objectives and the degree to which each executive officer contributes to the overall success of the Company and the management team. For 2000, these bonuses were based on sales growth, the successful execution of the Company's strategies and other individual objectives, thus establishing a direct link between executive pay and Be Free's growth.

   Long-Term Incentives. The Compensation Committee believes that stock options are an excellent vehicle for compensating its officers and employees. The Company provides long-term incentives through the Stock Incentive Plan and the 1999 Employee Stock Purchase Plan, the purposes of which are to create a direct link between executive compensation and increases in stockholder value. Stock options are granted at fair market value and vest in installments, generally in 36 monthly installments after the vesting of the first 25% which occurs upon the one-year anniversary of the grant. When determining option awards for an executive officer, the Compensation Committee considers the executive's current contribution to the Company's performance, the anticipated contribution to meeting the Company's long-term strategic performance goals, and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of the Company's Common Stock, this portion of the executive's compensation is directly aligned with an increase in stockholder value.

   Stock for Options Program. On January 1, 2001, we issued 875,306 shares of restricted stock to Company employees who previously requested to participate in a Stock-for-Options benefit program (the "Program"). Under the provisions of the Program, participating employees exchanged two stock options for one share of restricted stock issued under the Stock Incentive Plan with a purchase price of $0.01 per share. The first 25% of the restricted stock purchased vests 15 months from the original stock option grant date. An additional 25% vests each year after the first vest date, for the next three years.

Chairman of the Board of Directors, President and Chief Executive Officer

   Mr. Hoffstein's base salary, annual incentive award and long-term incentive compensation are determined by the Compensation Committee based upon the same factors as those employed by the Compensation Committee for executive officers generally. Mr. Hoffstein's current annual base salary is $325,000, subject to annual review and increase by the Board of Directors of the Company. As of December 31, 2000, Mr. Hoffstein beneficially owned 3,715,639 shares of Common Stock.

Section 162(m) Limitation

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a deduction to public companies for compensation over $1,000,000 paid to the company's chief executive officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee's present intention is to structure its stock option grants and certain other equity-based awards in a manner that complies with Section 162(m) of the Code unless the Compensation Committee believes that such compliance would not be in the best interest of the Company or its stockholders. Nevertheless, the Compensation Committee reserves the right to use its judgement to authorize compensation payments which may be in excess of the Section 162(m) limit when the Committee believes such payments are appropriate, after taking into consideration changing business conditions or the officer's performance, and are in the best interests of the stockholders.

                                          COMPENSATION COMMITTEE

                                          Ted R. Dintersmith
                                          W. Michael Humphreys

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The share information provided below retroactively gives effect to our 2-for-1 Common Stock split effectuated on March 8, 2000. Upon the consummation of our initial public offering in November 1999, all then outstanding shares of, and warrants to purchase, preferred stock converted on a 1-for-1 basis into shares of, or warrants to purchase, Common Stock, respectively.

Restricted Stock Award

   On December 30, 1998 Stephen M. Joseph, Chief Financial Officer, purchased 696,532 shares of Common Stock at $0.15 per share pursuant to a restricted stock award under the 1998 Stock Incentive Plan. Mr. Joseph paid for this restricted stock by paying $26,119 and by executing a promissory note in the amount of $78,360 in favor of Be Free. The note was repaid in full by Mr. Joseph on January 31, 2001.

Recent Warrant Exercises

   On January 18, 2000, Gordon B. Hoffstein acquired 158,156 shares of Common Stock through the cashless exercise of warrants to purchase 165,000 shares at $1.50 per share originally granted in connection with Mr. Hoffstein's investment in the Company's Preferred Stock in August 1998.

   On February 25, 2000, Matrix Partners V, L.P. and Matrix V Entrepreneurs Fund, L.P., which are affiliated with W. Michael Humphreys, acquired an aggregate of 1,601,260 shares of Common Stock through the cashless exercise of warrants to purchase 1,650,000 shares at $1.50 per share originally granted in August 1998.

                            STOCK PERFORMANCE GRAPH

   The graph below compares the cumulative total stockholder return of the Company's Common Stock from November 3, 1999 through December 31, 2000 with the cumulative total return of the Nasdaq Composite Index and the Dow Jones Internet Services Index during the same period. The graph shown below assumes that $100 was invested in the Company's Common Stock and in each index on November 3, 1999. In addition, the total returns for the Company's Common Stock and the indexes used assume the reinvestment of all dividends. Management cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock performance.

[STOCK PERFORMANCE GRAPH]

                                           Cumulative Total Return
                                ----------------------------------------------
                                November 3, December 31, June 30, December 29,
                                   1999         1999       1999       2000
                                ----------- ------------ -------- ------------
Be Free, Inc...................   $100.00     $247.84     $62.07     $15.09
Nasdaq Composite Index.........    100.00      134.37     130.96      81.58
Dow Jones Internet Services
 Index.........................    100.00      175.78     130.46      64.99

                                   PROPOSAL 2

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS

   The Board of Directors of the Company has appointed PricewaterhouseCoopers LLP, independent auditors, to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2001, and recommends that the stockholders vote for ratification of such appointment. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors, the selection of such auditors will be reconsidered by the Board of Directors. A representative of PricewaterhouseCoopers LLP, which served as the Company's auditors in fiscal 2000, is expected to be present at the Meeting to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

   The Board of Directors recommends that the stockholders vote FOR the ratification of PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the current fiscal year.

                             ADDITIONAL INFORMATION

Annual Report on Form 10-K

   The Company's Annual Report on Form 10-K for the year ended December 31, 2000 is available without charge upon request from the Company. Requests for copies of the Annual Report on Form 10-K should be sent to the Company's Director of Investor Relations at Be Free, Inc., 154 Crane Meadow Road, Marlborough, Massachusetts 01752.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission.

   Based solely on its review of the copies of such forms received or written representations from certain reporting persons, the Company believes that, during fiscal 2000, its officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements applicable to such individuals, except that (i) Steven D. Pike filed a Form 4 for the month of November on December 13, two days after the filing deadline; (ii) W. Michael Humphreys filed a Form 5 on February 9, 2001 to correct a Form 4 filed for the month of July that mistated his end of the period holdings due to a computational error; (iii) Matrix V Management Co. filed a Form 5 on February 9, 2001 to correct a Form 4 filed for the month of July that misstated its end of the period holdings due to a computational error; and (iv) Charles River Partnership VIII, L.P. and Charles River VIII GP, L.P. omitted to file Form 4s in connection with partnership distributions in February, June and August 2000. These omissions were discovered in April 2001. Charles River Partnership VIII, L.P. and Charles River VIII GP, L.P. have informed the Company that they intend to report these distributions in filings to be made in April 2001.

Other Matters

   The Board does not know of any other matter which may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote, or otherwise to act, in accordance with their best judgment on such matters.

   The Board hopes that stockholders will attend the Meeting. Whether or not you plan to attend, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares even though they have sent in their proxies.

Proposals of Stockholders for 2001 Annual Meeting

   Proposals of stockholders intended to be presented at the 2002 Annual Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than December 29, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, such proposals must comply with the other requirements of Rule 14a-8.

   In addition, the Company's by-laws require that the Company be given advance notice of stockholder nominations for election to the Company's Board of Directors and of other business which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). The required notice must be made in writing and delivered to or mailed and received by the Secretary at the Company's principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the required notice of stockholder nominations must be delivered or received not earlier than the 120th day prior to the annual meeting and not later than the close of business on the later of (i) the 90th day prior to the annual meeting and (ii) the 10th day following the day notice of the date of the annual meeting was mailed or publicly disclosed. If a stockholder fails to provide timely notice of a proposal to be presented at the 2002 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                          By Order of the Board of Directors

                                          /s/ Stephen M. Joseph
                                          Steven M. Joseph, Secretary
Marlborough, Massachusetts
April 9, 2001

                                                                      APPENDIX I

                                 BE FREE, INC.

                            AUDIT COMMITTEE CHARTER

I. Membership

A. Number. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below.

B. Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

  1. Has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

  2. Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in a person's home);

  3. Is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

  4. Did not within the last fiscal year receive from the Company or any affiliate of the Company compensation -- other than benefits under at tax qualified retirement plan, compensation for director service or nondiscretionary compensation -- greater than $60,000; and

  5. Has not in any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

   Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

C. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

D. Chairman. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II. Responsibilities of the Audit Committee

   The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

E. The Audit Committee shall review and discuss with the Company's management the Company's audited financial statements.

F. The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

I. The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

K. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

L. The Audit Committee shall meet privately at least once per year with: (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company.

                                                                     APPENDIX II

                                 BE FREE, INC.
                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 25, 2000
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Gordon B. Hoffstein, Stephen M. Joseph and Thomas A. Gerace, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of BE FREE, INC. (the "Company") to be held on Thursday, May 24, 2001 at 10:00 a.m. at the offices of Hale and Dorr LLP, 26th floor, Boston, Massachusetts, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any proposal.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" PROPOSAL 2 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?


---------------------------                        ---------------------------

---------------------------                        ---------------------------

---------------------------                        ---------------------------

                                PROXY BY MAIL                  Please mark   [X]
                                                               Your votes
                                                               like this

    THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,
                      WILL BE VOTED "FOR" THE  PROPOSALS.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

ITEM 1-ELECTION OF DIRECTORS      FOR          WITHHELD           ITEM 2- RATIFICATION OF THE  FOR  AGAINST ABSTAIN
                                               FOR ALL                    APPOINTMENT OF      [___]  [___]   [___]
Nominees:                        [___]          [___]                     PRICEWATERHOUSECOOPERS LLP
01  Ted R. Dintersmith                                                    AS THE COMPANY'S INDEPENDENT
02  Jeffrey F. Rayport                                                    AUDITORS FOR THE CURRENT FISCAL YEAR

WITHHELD FOR: (Write that nominee's name in the space provided below).

------------------------------------------------------
--------------------------------------------------------------------------------
IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW
-------------------------------------------------------------------------------
                                                        ------------------------
                                                             COMPANY NUMBER:

                                                             PROXY NUMBER:

                                                             ACCOUNT NUMBER:
                                                        ------------------------

Signature --------------------   Signature --------------------  Date ----------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such

                FOLD AND DETACH HERE AND READ THE REVERSE SIDE

--------------------------------------------------------------------------------
                               VOTE BY INTERNET
-------------------------------------------------------------------------------

                                 BE FREE, INC.

 *   You can now vote your shares electronically through the Internet.
 *   This eliminates the need to return the proxy card.
 * Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
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www.continentalstock.com

TO VOTE YOUR PROXY BY MAIL
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Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

          PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY
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